UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 18, 2004

                              COMMUNITY BANKS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
         (State or other jurisdiction of incorporation or organization)

                                   23-2251762
                                   ----------
                      (I.R.S. Employer Identification No.)

                                   No. 0-15786
                                  ------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania  17111
             ------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


                                 (717) 920-1698
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communciations  pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On October 18, 2004, Community Banks, Inc. issued a press release announcing earnings for the quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.


Item 9.01.  Financial Statements, Proforma Financial Information and Exhibits.
        (a)  Not Applicable.
        (b)  Not Applicable.
        (c)  Exhibits:

             99.1 Press release of Community Banks, Inc. dated October 18, 2004.
             99.2 Fiscal Insight - September 30, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Community Banks, Inc.
                                                    ---------------------
                                                        (Registrant)

Dated: October 18, 2004                           /s/  Donald F. Holt
                                                -----------------------------
                                                     Donald F. Holt
                                                Executive Vice President and
                                                Chief Financial Officer